UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021—October 31, 2022

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2022
Vanguard Windsor™ Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard Windsor Fund returned –2.97% for Investor Shares and –2.89% for Admiral Shares, outpacing the –7.00% return of its benchmark, the Russell 1000 Value Index.
•	The global economic backdrop deteriorated as inflation reached multidecade highs, notably in energy and food prices after Russia invaded Ukraine in February. Price increases then broadened to other goods and services, adding to concerns that inflation would remain stubbornly high. Many central banks tightened aggressively to try to rein in inflation, which increased fears of a recession.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned –16.52%. Value stocks held up significantly better than growth. By market capitalization, there was much less divergence in performance.
•	Returns were positive in four industry sectors. The advisors’ selections in financials contributed most to outperformance relative to the benchmark. An underweight to communication services also helped. Health care, consumer staples, and consumer discretionary were net detractors.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%

Advisors’ Report
For the 12 months ended October 31, 2022, Vanguard Windsor Fund returned –2.97% for Investor Shares and –2.89% for Admiral Shares. It outperformed its benchmark, the Russell 1000 Value Index, which returned –7.00%.
Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2022.
Wellington Management Company llp
Portfolio Manager:
David W. Palmer, CFA,
Senior Managing Director
The period under review has brought no shortage of macroeconomic developments, from Russia’s war in Ukraine to inflation persisting at multi-decade highs and the U.S. Federal Reserve committing to tighter monetary policies, which fueled fears of a recession.
As a result, market volatility has remained extremely high. Amid the turmoil, our team continued to see wide alpha opportunities and executed on our investment process to deliver strong outperformance. Over the fiscal year, the best-performing sectors in the portfolio’s benchmark were energy, consumer staples, and utilities, while communication services, information technology, and real estate lagged the market.
Stock selection drove the portfolio’s relative outperformance, led by financials, consumer discretionary, and information technology. Among the stocks that had an impact of at least 30 basis points (0.3%) on relative performance, positive or negative, the winners outnumbered the losers by 61%. The winners were broadly spread over eight of the 11 sectors.
Financials was the portfolio’s best-performing sector on a relative basis. Within the sector, the most notable contributors were M&T Bank and Raymond James, as well as not holding JP Morgan Chase. Shares of M&T Bank and Raymond James Financial both rallied to begin the year as defensively oriented financial stocks were expected to benefit from higher rates. More recently, M&T management’s emphasis that the acquisition of People’s United Financial was accretive to its net operating results and could drive value longer term further supported share prices. Raymond James Financial shares soared later during the period after the company reported strong year-over-year growth in net interest income and fees generated by its bank deposit program, which helped offset declines elsewhere.
Within consumer discretionary, Dollar Tree, a U.S.-based discount retailer, delivered positive returns as new initiatives, including the company’s decision to move to a $1.25 price point from $1, helped combat rising inflation and improved results.
Weak security selection within health care partially offset positive returns elsewhere in the portfolio. Shares of Dentsply Sirona declined. The stock underperformed because of broad negative sentiment in the direct-to-consumer clear aligner space (although that segment is a small part of the firm’s business), as well as concerns over leadership transition.
Throughout the pandemic, our team has found fortitude, investable insights, and worthwhile challenges to our base assumptions from our many diverse colleagues around the world: from the health care team; from other central research-driven teams across consumer, technology, energy, and industrials; from our fixed income colleagues, helping to pinpoint sources and depth of financing markets for reopening-dependent contrarian ideas; from our climate-, sustainability- and ESG-focused teams, helping us assess disadvantaged (or potentially permanently impaired) assets and the emerging risks from evolving environmental and social change.
Wellington’s macroeconomics team has always helped us to triangulate or rebase our assumptions around the business cycle, and lately that messaging has turned more cautious. Our macro team’s Global Cycle Index (a proprietary research tool incorporating seven independent variables that we use to assess the global economic cycle), continues to move lower—against a backdrop of rising rates, rising inflation, and slowing growth—which creates some near-term concerns. With this outlook in mind, we have positioned the overall beta of the portfolio near the lower end of its longer-term range, reserving ample dry powder to deploy when we see compelling investment opportunities created by market movements.
Stepping back, we have always believed our best long-term opportunities are with stocks of good companies that have been discarded by other investors for reasons that we feel are temporary. There certainly have been times in the past where the portfolio has been out of sync with marketplace fashion. We are confident that if we remain disciplined in our value approach, we will bring compensatory rewards to our patient shareholders over the long run.
Pzena Investment Management, LLC
Portfolio Managers:
Richard S. Pzena, Managing Principal and
Co-Chief Investment Officer
John J. Flynn, Principal
Benjamin S. Silver, CFA, CPA, Principal

Equities started to weaken towards the end of 2021, as COVID-19 Delta variant concerns lingered in emerging markets, as domestic supply chain issues weighed on shares of companies levered to economic growth the most. With COVID-19 headlines dominating the market narrative, value stocks stumbled into the end of the year, with sentiment only improving in the last few weeks on reports that the Omicron variant might be less severe than public health officials had initially feared.
Stocks’ weakness persisted into 2022, driven predominantly by Russia’s invasion of Ukraine in late February. With both energy and food costs spiking on continued Russian aggression and consequential sanctions—both government-imposed and self-imposed by Western companies—inflationary pressures and macroeconomic weakness heightened fears of a potentially painful global recession. Value nonetheless outperformed growth, as the clear prospect of further rate increases (and consequent higher global yields) affected longer-duration growth stocks the most. Although the portfolio finished the period in the red, it outpaced the Russell 1000 Value Index as well as the broad style-neutral index, with energy the standout contributor.
The top individual performer was pharma distributor McKesson, whose management guided to strong earnings growth for fiscal year 2023, a function of broad strength across its business lines. The stock also benefited from its status as a more defensive health-care-exposed name amid the market volatility. U.S. integrated energy giant Exxon Mobil and oil servicer Halliburton rose in concert, benefiting from persistently higher crude prices (initially supported by a tight supply-demand dynamic and later rising steeply on the Russian invasion of Ukraine). Shares of Halliburton were also higher on the company’s earnings report that revealed a dividend increase, higher margins, and lower-than-expected capital spending.
Consumer discretionary, industrials, and financials detracted the most. The largest individual detractor was dialysis products and services provider Fresenius Medical Care. Labor shortages and associated cost inflation have pressured the profitability of the firm’s dialysis centers, prompting management to trim guidance substantially. Apparel company PVH, which owns the Tommy Hilfiger and Calvin Klein brands, was weak despite its impressive earnings resiliency, as the market worried about its sizable exposure to the European consumer amid the depreciating euro, and surging inflation. Shares of consumer products company Newell Brands were weak after management lowered guidance, as the firm was not immune to the industry-wide destocking in the retail channel that plagued heavyweights Walmart, Target, and others.
During the period, we sold U.S. oil servicer Baker Hughes, Canadian oil sands driller Cenovus Energy, and Ford Motor, all on relative strength. We also exited our position in Stanley Black & Decker, as the range of outcomes widened, mostly because of competitive pressures from rival TTI, giving us less confidence in our estimate of normal earnings. We initiated a position in CBRE Group—the largest global commercial real estate broker.
While macro concerns have weighed on the market and the portfolio more recently, we believe the companies we own are well-positioned for the long term, with solid competitive positions and strong balance sheets. Valuations today are very compelling, and the portfolio remains exposed to economically sensitive and cyclical stocks.
Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	69	15,236	Seeks to provide long-term total returns above both the S&P 500 and value-oriented indexes over a complete market cycle through bottom-up, fundamentally driven stock selection focused on undervalued securities.
Pzena Investment Management, LLC	30	6,574	Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.
Cash Investments	1	286	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2022
	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Windsor Fund
Investor Shares	$1,000.00	$984.60	$2.05
Admiral™ Shares	1,000.00	985.10	1.55
Based on Hypothetical 5% Yearly Return
Windsor Fund
Investor Shares	$1,000.00	$1,023.14	$2.09
Admiral Shares	1,000.00	1,023.64	1.58
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.41% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Windsor Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Windsor Fund Investor Shares	-2.97%	9.04%	11.81%	$30,524
Russell 1000 Value Index	-7.00	7.21	10.30	26,647
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	32,058

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Windsor Fund Admiral Shares	-2.89%	9.15%	11.92%	$154,124
Russell 1000 Value Index	-7.00	7.21	10.30	133,235
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	160,289
See Financial Highlights for dividend and capital gains information.

Windsor Fund
Fund Allocation
As of October 31, 2022
Communication Services	5.0%
Consumer Discretionary	10.3
Consumer Staples	3.3
Energy	9.2
Financials	22.6
Health Care	12.9
Industrials	8.5
Information Technology	13.5
Materials	5.1
Real Estate	3.3
Utilities	6.3
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Windsor Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.3%)
Communication Services (4.9%)
*	T-Mobile US Inc.	2,098,042	317,979
*	Meta Platforms Inc. Class A	2,598,994	242,122
	Electronic Arts Inc.	1,222,185	153,946
	Cable One Inc.	139,595	119,972
*	Match Group Inc.	2,727,309	117,820
*	Charter Communications Inc. Class A	314,609	115,657
	Verizon Communications Inc.	220,056	8,224
			1,075,720
Consumer Discretionary (10.0%)
*	Dollar Tree Inc.	1,681,808	266,567
*	Las Vegas Sands Corp.	5,932,991	225,513
	TJX Cos. Inc.	2,856,070	205,923
	Lennar Corp. Class A	2,438,535	196,790
	Gildan Activewear Inc.	6,139,590	193,704
	Lear Corp.	1,381,940	191,689
	Newell Brands Inc.	11,866,202	163,872
*	Booking Holdings Inc.	69,452	129,839
*	Skechers USA Inc. Class A	3,634,099	125,122
	Ross Stores Inc.	1,234,219	118,102
*	CarMax Inc.	1,840,346	115,960
*	Mohawk Industries Inc.	1,060,308	100,464
*	Airbnb Inc. Class A	919,844	98,341
	PVH Corp.	1,588,525	81,523
			2,213,409
Consumer Staples (3.2%)
	Keurig Dr Pepper Inc.	6,623,378	257,252
	Philip Morris International Inc.	2,508,541	230,410
	Unilever plc (XLON)	4,827,712	219,440
			707,102
Energy (8.9%)
	Halliburton Co.	13,977,692	509,068
	Schlumberger NV	8,405,726	437,350
	Canadian Natural Resources Ltd.	4,811,052	288,374
	ConocoPhillips	1,423,868	179,536
	NOV Inc.	7,869,660	176,280
	Diamondback Energy Inc.	1,092,174	171,591
	Shell plc ADR	2,086,504	116,072
		Shares	Market Value• ($000)
	Exxon Mobil Corp.	878,247	97,319
			1,975,590
Financials (22.0%)
	MetLife Inc.	6,466,895	473,441
	Charles Schwab Corp.	4,953,743	394,665
	Chubb Ltd.	1,621,384	348,419
[1]	Voya Financial Inc.	4,921,319	336,421
	Equitable Holdings Inc.	10,958,065	335,536
	American International Group Inc.	5,723,346	326,231
	Allstate Corp.	2,255,632	284,773
	Globe Life Inc.	2,059,337	237,895
	Wells Fargo & Co.	4,933,654	226,899
	Raymond James Financial Inc.	1,667,843	197,039
	Royal Bank of Canada	2,107,258	194,972
	S&P Global Inc.	586,299	188,349
	Capital One Financial Corp.	1,761,259	186,729
	Citigroup Inc.	4,035,906	185,087
	Bank of America Corp.	4,514,065	162,687
	JPMorgan Chase & Co.	1,265,602	159,314
	Apollo Global Management Inc.	2,693,140	149,092
	M&T Bank Corp.	742,432	125,003
	Goldman Sachs Group Inc.	353,777	121,880
	Axis Capital Holdings Ltd.	1,829,345	100,010
	Morgan Stanley	720,717	59,221
	UBS Group AG (Registered)	2,753,680	43,673
	Invesco Ltd.	852,369	13,058
			4,850,394
Health Care (12.5%)
*	Centene Corp.	2,901,207	246,980
	AstraZeneca plc ADR	3,588,214	211,023
*	Seagen Inc.	1,623,245	206,412
*	Boston Scientific Corp.	4,116,591	177,466
	Humana Inc.	300,442	167,671
	Novartis AG (Registered)	1,904,854	154,085
	McKesson Corp.	384,436	149,688
	Bristol-Myers Squibb Co.	1,853,066	143,557
*	Avantor Inc.	6,723,057	135,604
	DENTSPLY SIRONA Inc.	4,180,346	128,838
[2]	Fresenius Medical Care AG & Co. KGaA ADR	9,191,973	127,493

Windsor Fund
		Shares	Market Value• ($000)
*	Regeneron Pharmaceuticals Inc.	165,847	124,178
	Johnson & Johnson	616,171	107,195
	Becton Dickinson and Co.	433,761	102,354
	Elevance Health Inc.	186,825	102,150
	Encompass Health Corp.	1,858,759	101,191
	Pfizer Inc.	2,110,186	98,229
	Cigna Corp.	298,096	96,303
	Cardinal Health Inc.	1,164,253	88,367
	Amgen Inc.	269,795	72,939
	CVS Health Corp.	325,808	30,854
			2,772,577
Industrials (8.3%)
	Westinghouse Air Brake Technologies Corp.	5,094,306	475,197
	Leidos Holdings Inc.	2,041,836	207,430
	General Electric Co.	2,643,985	205,728
	Knight-Swift Transportation Holdings Inc.	4,231,641	203,246
	Johnson Controls International plc	3,203,599	185,296
	PACCAR Inc.	1,653,887	160,146
	Airbus SE	1,366,915	147,905
	Techtronic Industries Co. Ltd.	12,874,500	121,906
	General Dynamics Corp.	339,199	84,732
	Textron Inc.	527,173	36,080
			1,827,666
Information Technology (13.1%)
	Cognizant Technology Solutions Corp. Class A	4,515,727	281,104
*	Salesforce Inc.	1,515,542	246,412
	Micron Technology Inc.	3,906,948	211,366
	Fidelity National Information Services Inc.	2,436,868	202,236
	Amdocs Ltd.	2,333,964	201,444
*	F5 Inc.	1,309,839	187,189
	QUALCOMM Inc.	1,554,295	182,878
	SS&C Technologies Holdings Inc.	3,391,196	174,375
	VMware Inc. Class A	1,506,375	169,512
*	GoDaddy Inc. Class A	2,071,005	166,509
	NXP Semiconductors NV	1,065,505	155,649
*	FleetCor Technologies Inc.	819,234	152,476
	Hewlett Packard Enterprise Co.	10,531,614	150,286
	Genpact Ltd.	3,065,254	148,665
	Oracle Corp.	1,125,306	87,853
*	Lumentum Holdings Inc.	1,036,336	77,155
	Samsung Electronics Co. Ltd.	938,035	39,041
	Juniper Networks Inc.	1,231,241	37,676
	Cisco Systems Inc.	556,397	25,277
			2,897,103
Materials (5.0%)
	Reliance Steel & Aluminum Co.	1,079,673	217,533
	Dow Inc.	3,814,708	178,299
		Shares	Market Value• ($000)
	PPG Industries Inc.	1,355,946	154,822
	Rio Tinto plc ADR	2,882,604	153,787
	CRH plc (XDUB)	4,224,820	151,767
	FMC Corp.	1,240,660	147,514
	LG Chem Ltd.	233,995	102,686
			1,106,408
Real Estate (3.2%)
	VICI Properties Inc.	7,312,689	234,152
	American Tower Corp.	906,325	187,782
	Equinix Inc.	245,020	138,789
	Americold Realty Trust Inc.	5,128,341	124,362
*	CBRE Group Inc. Class A	384,588	27,283
			712,368
Utilities (6.2%)
	Exelon Corp.	6,204,264	239,423
	NRG Energy Inc.	5,182,794	230,116
	Edison International	3,310,563	198,766
	Duke Energy Corp.	2,009,333	187,230
	AES Corp.	6,836,399	178,840
	Iberdrola SA (XMAD)	15,941,649	162,115
	Pinnacle West Capital Corp.	1,538,877	103,428
	Avangrid Inc.	1,514,392	61,605
			1,361,523
Total Common Stocks (Cost $18,757,764)			21,499,860
Temporary Cash Investments (2.7%)
Money Market Fund (1.7%)
[3,4]	Vanguard Market Liquidity Fund, 3.117%	3,666,803	366,607

Windsor Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (1.0%)
Bank of America Securities, LLC 3.050%, 11/1/22 (Dated 10/31/22, Repurchase Value $222,519,000, collateralized by Ginnie Mae 2.000%–3.000%, 1/20/52–3/20/52, with a value of $226,950,000)	222,500	222,500
Total Temporary Cash Investments (Cost $589,058)		589,107
Total Investments (100.0%) (Cost $19,346,822)		22,088,967
Other Assets and Liabilities—Net (0.0%)		6,957
Net Assets (100%)		22,095,924
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,583,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $3,616,000 was received for securities on loan.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	1,495	290,254	(1,144)

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $18,751,203)	21,385,939
Affiliated Issuers (Cost $595,619)	703,028
Total Investments in Securities	22,088,967
Investment in Vanguard	803
Cash Collateral Pledged—Futures Contracts	14,953
Receivables for Investment Securities Sold	45,923
Receivables for Accrued Income	12,289
Receivables for Capital Shares Issued	9,032
Total Assets	22,171,967
Liabilities
Foreign Currency Due to Custodian, at Value (Proceeds $5)	5
Due to Custodian	7,361
Payables for Investment Securities Purchased	38,109
Collateral for Securities on Loan	3,616
Payables to Investment Advisor	10,116
Payables for Capital Shares Redeemed	13,258
Payables to Vanguard	1,466
Variation Margin Payable—Futures Contracts	2,112
Total Liabilities	76,043
Net Assets	22,095,924
1 Includes $3,583 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	16,575,727
Total Distributable Earnings (Loss)	5,520,197
Net Assets	22,095,924

Investor Shares—Net Assets
Applicable to 210,922,420 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,795,564
Net Asset Value Per Share—Investor Shares	$22.74

Admiral Shares—Net Assets
Applicable to 225,652,783 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	17,300,360
Net Asset Value Per Share—Admiral Shares	$76.67

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	392,516
Dividends—Affiliated Issuers	39,709
Interest—Unaffiliated Issuers	1,842
Interest—Affiliated Issuers	2,985
Securities Lending—Net	1,714
Total Income	438,766
Expenses
Investment Advisory Fees—Note B
Basic Fee	29,207
Performance Adjustment	6,404
The Vanguard Group—Note C
Management and Administrative—Investor Shares	11,292
Management and Administrative—Admiral Shares	22,252
Marketing and Distribution—Investor Shares	311
Marketing and Distribution—Admiral Shares	554
Custodian Fees	660
Auditing Fees	40
Shareholders’ Reports—Investor Shares	105
Shareholders’ Reports—Admiral Shares	67
Trustees’ Fees and Expenses	9
Other Expenses	72
Total Expenses	70,973
Expenses Paid Indirectly	(112)
Net Expenses	70,861
Net Investment Income	367,905
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	10
Investment Securities Sold—Unaffiliated Issuers	2,875,802
Investment Securities Sold—Affiliated Issuers	(630)
Futures Contracts	(32,819)
Forward Currency Contracts	16
Foreign Currencies	(720)
Realized Net Gain (Loss)	2,841,659

Windsor Fund
Statement of Operations (continued)
Year Ended October 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(3,881,763)
Investment Securities—Affiliated Issuers	(5,688)
Futures Contracts	(11,143)
Foreign Currencies	(76)
Change in Unrealized Appreciation (Depreciation)	(3,898,670)
Net Increase (Decrease) in Net Assets Resulting from Operations	(689,106)

1	Dividends are net of foreign withholding taxes of $7,011,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	367,905	351,555
Realized Net Gain (Loss)	2,841,659	2,264,486
Change in Unrealized Appreciation (Depreciation)	(3,898,670)	6,317,297
Net Increase (Decrease) in Net Assets Resulting from Operations	(689,106)	8,933,338
Distributions
Investor Shares	(588,332)	(424,284)
Admiral Shares	(1,942,815)	(1,221,462)
Total Distributions	(2,531,147)	(1,645,746)
Capital Share Transactions
Investor Shares	(200,936)	(723,894)
Admiral Shares	1,248,509	439,865
Net Increase (Decrease) from Capital Share Transactions	1,047,573	(284,029)
Total Increase (Decrease)	(2,172,680)	7,003,563
Net Assets
Beginning of Period	24,268,604	17,265,041
End of Period	22,095,924	24,268,604

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$26.24	$18.55	$21.76	$22.02	$23.38
Investment Operations
Net Investment Income[1]	.359	.356	.408	.419	.417
Net Realized and Unrealized Gain (Loss) on Investments	(1.131)	9.122	(1.412)	1.700	(.753)
Total from Investment Operations	(.772)	9.478	(1.004)	2.119	(.336)
Distributions
Dividends from Net Investment Income	(.330)	(.411)	(.420)	(.426)	(.378)
Distributions from Realized Capital Gains	(2.398)	(1.377)	(1.786)	(1.953)	(.646)
Total Distributions	(2.728)	(1.788)	(2.206)	(2.379)	(1.024)
Net Asset Value, End of Period	$22.74	$26.24	$18.55	$21.76	$22.02
Total Return[2]	-2.97%	53.49%	-5.64%	11.59%	-1.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,796	$5,728	$4,570	$4,549	$4,468
Ratio of Total Expenses to Average Net Assets[3]	0.38%[4]	0.30%	0.29%	0.30%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.49%	2.14%	2.04%	1.76%
Portfolio Turnover Rate	43%	33%	51%	39%	33%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.05%), (0.07%), (0.05%), and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.38%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$88.50	$62.58	$73.41	$74.29	$78.88
Investment Operations
Net Investment Income[1]	1.281	1.278	1.448	1.484	1.484
Net Realized and Unrealized Gain (Loss) on Investments	(3.820)	30.747	(4.770)	5.735	(2.538)
Total from Investment Operations	(2.539)	32.025	(3.322)	7.219	(1.054)
Distributions
Dividends from Net Investment Income	(1.203)	(1.460)	(1.485)	(1.509)	(1.358)
Distributions from Realized Capital Gains	(8.088)	(4.645)	(6.023)	(6.590)	(2.178)
Total Distributions	(9.291)	(6.105)	(7.508)	(8.099)	(3.536)
Net Asset Value, End of Period	$76.67	$88.50	$62.58	$73.41	$74.29
Total Return[2]	-2.89%	53.60%	-5.55%	11.71%	-1.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,300	$18,541	$12,695	$14,647	$13,948
Ratio of Total Expenses to Average Net Assets[3]	0.28%[4]	0.20%	0.19%	0.20%	0.21%
Ratio of Net Investment Income to Average Net Assets	1.61%	1.58%	2.24%	2.14%	1.86%
Portfolio Turnover Rate	43%	33%	51%	39%	33%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.05%), (0.07%), (0.05%), and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.28%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund
Notes to Financial Statements
Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,

Windsor Fund
in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Windsor Fund
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2022, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2022.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or

Windsor Fund
emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic

Windsor Fund
fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net increase of $6,404,000 (0.03%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $803,000, representing less than 0.01% of the fund’s net assets and 0.32% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2022, these arrangements reduced the fund’s expenses by $112,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Windsor Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	20,400,915	1,098,945	—	21,499,860
Temporary Cash Investments	366,607	222,500	—	589,107
Total	20,767,522	1,321,445	—	22,088,967
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	1,144	—	—	1,144
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	166,308
Total Distributable Earnings (Loss)	(166,308)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	135,186
Undistributed Long-Term Gains	2,655,859
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,729,152

Windsor Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,036,600	794,066
Long-Term Capital Gains	1,494,547	851,680
Total	2,531,147	1,645,746
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	19,359,724
Gross Unrealized Appreciation	4,686,528
Gross Unrealized Depreciation	(1,957,285)
Net Unrealized Appreciation (Depreciation)	2,729,243
G.	During the year ended October 31, 2022, the fund purchased $9,734,282,000 of investment securities and sold $10,828,224,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2022, such purchases were $23,687,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	368,905	15,354	422,386	17,602
Issued in Lieu of Cash Distributions	568,128	24,748	412,533	19,492
Redeemed	(1,137,969)	(47,478)	(1,558,813)	(65,085)
Net Increase (Decrease)—Investor Shares	(200,936)	(7,376)	(723,894)	(27,991)

Windsor Fund
	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,376,749	17,029	1,733,594	21,194
Issued in Lieu of Cash Distributions	1,801,699	23,298	1,138,412	15,936
Redeemed	(1,929,939)	(24,172)	(2,432,141)	(30,502)
Net Increase (Decrease)—Admiral Shares	1,248,509	16,155	439,865	6,628
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Oct. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	533,688	NA1	NA1	(103)	12	2,985	10	366,607
Voya Financial Inc.	NA2	16,599	11,882	(527)	(5,700)	39,709	—	336,421
Total	533,688	16,599	11,882	(630)	(5,688)	42,694	10	703,028
1	Not applicable—purchases and sales are for temporary cash investment purposes.
2	Not applicable—at October 31, 2021, the issuer was not an affiliated company of the fund.
J.	Management has determined that no other events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Windsor Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 80.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $335,043,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $874,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $1,659,648,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q220 122022

Annual Report   |   October 31, 2022
Vanguard Windsor™ II Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard Windsor II Fund returned -11.93% for Investor Shares and -11.86% for Admiral Shares, lagging the -7.00% return of its benchmark, the Russell 1000 Value Index.
•	The global economic backdrop deteriorated as inflation reached multidecade highs, notably in energy and food prices after Russia invaded Ukraine in February. Price increases then broadened to other goods and services, adding to concerns that inflation would remain stubbornly high. Many central banks tightened monetary policy aggressively to try to rein in inflation, which increased fears of a recession.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned -16.52%. Value stocks outperformed growth, and large-capitalization stocks lost less ground than mid- and small-caps.
•	Returns were negative in seven sectors. Strong selection in industrials and an underweight to real estate contributed most to performance relative to the benchmark. Information technology, the fund’s largest sector, was the biggest net detractor.
•	For the decade ended October 31, the fund’s average annual returns were 10.96% for Investor Shares, 11.05% for Admiral Shares, and 10.30% for the benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisors’ Report
For the 12 months ended October 31, 2022, Vanguard Windsor II Fund returned -11.93% for Investor Shares and -11.86% for Admiral Shares. It lagged the -7.00% return of its benchmark, the Russell 1000 Value Index.
Your fund is managed by four independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2022.
Lazard Asset Management LLC
Portfolio Managers:
Andrew Lacey, Deputy Chairman
Henry Ross Seiden, Managing Director
Ronald Temple, Managing Director
Our strategy is based on the relationship between valuation and financial productivity. We have identified and historically validated two potential sources of alpha that we focus on exclusively:
•	Compounders: These are companies our analysis indicates can sustain very high levels of financial productivity for longer than the market expects and for which the share price does not reflect the sustainability of these returns. We typically invest 60% to 80% of our capital in compounders.
•	Improvers: We believe that companies can improve returns, but investors often are too optimistic about the probability of success. Our research indicates that companies that improve their returns on capital materially outperform the broad market. We typically invest 20% to 40% of our capital in such improvers.
The past 12 months were difficult for markets, with several issues facing the global economy, including geopolitical turmoil and uncertainty about the U.S. Federal Reserve’s ability to contain inflation without tipping the economy into a severe recession. U.S. companies in the top three deciles of financial productivity (the compounder universe) underperformed those in the bottom three by 17 percentage points, putting 2022 on track for the widest spread in 10 years. Despite this headwind, our strategy matched the market’s return. Good stock selection in compounders was offset by an underweight to stocks with the lowest financial productivity.
At the end of the fiscal year, the portfolio’s weight in compounders was in the middle of the target range of 60% to 80% of

2

capital. We believe this remains appropriate amid continued economic uncertainty. We are focused on using this time of increased volatility to identify companies with high financial productivity whose valuations are deeply discounted.
Hotchkis & Wiley Capital
Management, LLC
Portfolio Managers:
George H. Davis, Jr.,
Executive Chairman
Scott McBride, CFA,
Chief Executive Officer
The S&P 500 Index returned -14.6% for the 12 months ended October 31. The Federal Reserve raised its funds rate from 0.25% to 3.25% (upper bound) through five rate hikes (and announced another 75-basis-point hike on November 2, after the end of the fund’s fiscal year). Treasury yields followed suit, with the 10-year yield increasing from 1.6% to 4.1%. The rate increases were in response to elevated inflation, which by some measures reached 40-year highs.
Higher interest rates are generally bad for equities because they increase the cost of capital. Value stocks are typically less affected than growth stocks, because they are shorter on duration securities and include more financials, which stand to benefit from higher rates. Accordingly, the Russell 1000 Value Index returned -7.0% and the Russell 1000 Growth Index returned -24.6%.
The portfolio declined less than the Russell 1000 Value Index. Our view heading into the period was that the prospects for the energy sector were favorable and that the significant lack of investment in new energy projects would result in a supply shortage as demand recovered. We believed this imbalance would put upward pressure on commodity prices and bring about above-normal earnings and free cash flow for many energy companies.
This thesis appears to have been correct; energy was the best-performing sector by a significant margin. Companies used the excess cash flow to pay down debt and return capital to shareholders through increased dividends and share repurchases.
Energy was easily the largest positive contributor for the portfolio. A lack of exposure to real estate and positive stock selection in health care were modestly positive. Stock selection in consumer discretionary and industrials, as well as an overweight position in technology, hurt relative performance.
Sanders Capital, LLC
Portfolio Managers:
Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer
John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer
3

Value opportunities typically reside in places where investor anxiety is elevated either because of depressed conditions or credible threats to the sustainability of current earnings and cash flow. Our investments fall in both categories and are focused in six sectors: health care (27%), information technology (22%), financials (12%), consumer staples (8%), communication services (7%), and consumer discretionary (7%).
As might be gleaned from its composition, the portfolio had considerable exposure to technological developments in the semiconductor, computing, media, and communications industries. These investments were linked by one overarching theme: enabling the virtualization/digitalization of physical forms of interaction.
The above-average expected returns of the stocks that fit this theme derived primarily from investor anxiety about short-term cyclical risks, which we saw as transitory. Investments in health care provided ballast to such cyclical risks and benefited from the aging of the population, which drove demand for high-acuity health care services.
The statistical character of the portfolio remained in the value domain. It was priced at about a 35% discount to market standards on earnings and cash flow. Relative volatility was estimated to be consistent with the portfolio’s targeted range. Portfolio beta was low, at 0.85.
About 20% of the portfolio was invested in companies domiciled outside the
U.S. We believe these companies were well-positioned in their respective industries and, on average, were priced at about a 20% discount to our U.S. holdings.
Investment results at the fund’s fiscal year-end trailed value benchmarks, primarily because of an underweight in the energy sector, but outpaced broad-based benchmarks. Longer-term returns were substantially ahead of value benchmarks and sustained a premium against broad benchmarks as well, primarily because of effective stock selection.
Aristotle Capital Management, LLC
Portfolio Managers:
Howard Gleicher, CFA,
Chief Executive Officer and
Chief Investment Officer
Gregory D. Padilla, CFA,
Principal, Senior Global Research Analyst
Value investing is often associated with lower quality, but our approach is different. We look for high-quality companies whose current stock prices do not reflect our estimates of their intrinsic value and for which we see company-specific catalysts underway to propel the business forward.
The 12 months ended October 31, 2022, were a reversal from prior years. Inflation surged, and most asset prices declined. Our strategy outpaced the S&P 500 Index but lagged the Russell 1000 Value Index.
4

Several companies in our portfolio that were top contributors in prior periods were among our largest detractors this year, and vice versa. The recent results are a great example of why we frequently say, “Not every quarter, not every year.” Our investment style does not attempt to produce superior returns every year but rather is designed to generate optimal results over time.
Although the market was volatile, our activity remained typical (for us), with portfolio turnover of approximately 15%. During the fiscal year, we increased our exposure to the utilities sector, as the market did not seem to fully appreciate the long-term investment cycle needed to upgrade electric and gas infrastructure.
Following our sale of Twitter (the company was acquired), we had no investments in communication services. However, we view much of Crown Castle’s business and a large portion of Sony’s business as part of this sector. Moreover, we are actively researching several companies in the communication services value chain, such as digital advertising.
Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	35	18,231	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Hotchkis & Wiley Capital Management, LLC	23	11,429	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Sanders Capital, LLC	21	10,365	Employs a traditional, bottom-up, fundamental research approach to identifying securities that are undervalued relative to their expected total return.
Aristotle Capital Management, LLC	20	9,988	Employs a fundamental, bottom-up security selection process focused on quality companies with attractive valuations and compelling catalysts.
Cash Investments	1	411	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended October 31, 2022
	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Windsor II Fund
Investor Shares	$1,000.00	$960.20	$1.68
Admiral™ Shares	1,000.00	960.70	1.28
Based on Hypothetical 5% Yearly Return
Windsor II Fund
Investor Shares	$1,000.00	$1,023.49	$1.73
Admiral Shares	1,000.00	1,023.90	1.33
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Windsor II Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Windsor II Fund Investor Shares	-11.93%	9.41%	10.96%	$28,284
Russell 1000 Value Index	-7.00	7.21	10.30	26,647
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	32,058

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Windsor II Fund Admiral Shares	-11.86%	9.50%	11.05%	$142,568
Russell 1000 Value Index	-7.00	7.21	10.30	133,235
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	160,289
See Financial Highlights for dividend information.
8

Windsor II Fund
Fund Allocation
As of October 31, 2022
Communication Services	6.1%
Consumer Discretionary	8.6
Consumer Staples	6.8
Energy	6.7
Financials	17.2
Health Care	17.5
Industrials	10.3
Information Technology	19.8
Materials	3.0
Real Estate	1.5
Utilities	1.5
Other	1.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Windsor II Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.3%)
Communication Services (5.9%)
*	Alphabet Inc. Class A	12,510,416	1,182,359
*	Alphabet Inc. Class C	5,847,300	553,505
*	Meta Platforms Inc. Class A	3,262,230	303,909
*	Walt Disney Co.	1,904,063	202,859
	Comcast Corp. Class A	6,368,613	202,140
*	Warner Bros Discovery Inc.	15,346,448	199,504
	News Corp. Class A	7,222,210	121,839
	Vodafone Group plc ADR	9,071,932	107,140
	Omnicom Group Inc.	805,979	58,635
[1]	Paramount Global Inc. Class B	2,830,100	51,847
			2,983,737
Consumer Discretionary (8.2%)
*	Amazon.com Inc.	6,905,590	707,409
	McDonald's Corp.	1,644,609	448,419
	General Motors Co.	9,474,101	371,858
	Lennar Corp. Class A	4,030,222	325,239
*	Aptiv plc	3,159,485	287,734
	Home Depot Inc.	831,083	246,109
	Dollar General Corp.	882,774	225,151
	Magna International Inc.	3,725,732	207,635
	Sony Group Corp. ADR	3,031,300	204,522
	NIKE Inc. Class B	1,928,931	178,773
	Cie Generale des Etablissements Michelin SCA ADR	13,712,000	174,142
*	Booking Holdings Inc.	86,500	161,710
	Bayerische Motoren Werke AG	2,025,426	158,980
	Mercedes-Benz Group AG	2,159,229	124,980
	DR Horton Inc.	1,162,980	89,410
	Starbucks Corp.	1,005,144	87,035
	Lear Corp.	548,900	76,138
*	Adient plc	1,311,943	45,892
*	Goodyear Tire & Rubber Co.	2,833,996	35,992
			4,157,128
Consumer Staples (6.5%)
	Procter & Gamble Co.	6,040,204	813,434
	Coca-Cola Co.	10,685,095	639,503
	Sysco Corp.	4,769,343	412,834
		Shares	Market Value• ($000)
	PepsiCo Inc.	1,676,845	304,482
	Mondelez International Inc. Class A	3,706,337	227,866
	Constellation Brands Inc. Class A	846,000	209,030
	Estee Lauder Cos. Inc. Class A	883,782	177,189
	Unilever plc ADR	3,884,298	176,774
	Unilever plc (XLON)	3,390,000	154,090
	Nestle SA (Registered)	1,212,973	132,043
	Tyson Foods Inc. Class A	468,413	32,016
			3,279,261
Energy (6.5%)
	ConocoPhillips	5,742,032	724,013
	Halliburton Co.	9,017,335	328,411
	Coterra Energy Inc.	9,614,000	299,284
	APA Corp.	5,984,377	272,050
	Suncor Energy Inc.	7,518,132	258,549
	NOV Inc.	10,181,888	228,074
	Phillips 66	1,990,000	207,537
	Shell plc ADR	3,650,412	203,072
	Marathon Oil Corp.	6,226,087	189,584
	Hess Corp.	981,067	138,409
	Murphy Oil Corp.	2,797,252	135,695
*	Ovintiv Inc. (XNYS)	1,677,610	84,971
	Cenovus Energy Inc.	3,695,600	74,651
	Schlumberger NV	1,129,000	58,742
	Baker Hughes Co. Class A	1,863,000	51,531
			3,254,573
Financials (16.6%)
	Wells Fargo & Co.	19,760,367	908,779
	Bank of America Corp.	22,116,816	797,090
	Citigroup Inc.	13,926,803	638,683
	PNC Financial Services Group Inc.	3,579,402	579,255
	Intercontinental Exchange Inc.	5,585,077	533,766
	American Express Co.	3,432,583	509,567
	American International Group Inc.	7,743,156	441,360
	Marsh & McLennan Cos. Inc.	2,264,390	365,676
	Capital One Financial Corp.	2,991,300	317,138
	Commerce Bancshares Inc.	4,326,366	306,480
10

Windsor II Fund
		Shares	Market Value• ($000)
	Goldman Sachs Group Inc.	853,549	294,056
	Ameriprise Financial Inc.	938,800	290,202
	JPMorgan Chase & Co.	2,295,001	288,895
	Cullen/Frost Bankers Inc.	1,577,000	244,514
	Bank of New York Mellon Corp.	5,516,134	232,284
	Cincinnati Financial Corp.	2,192,000	226,477
	Blackstone Inc.	2,402,563	218,970
	Hartford Financial Services Group Inc.	2,768,600	200,474
	Citizens Financial Group Inc.	4,538,951	185,643
	BNP Paribas SA	3,526,900	165,390
	Truist Financial Corp.	2,831,319	126,815
[1]	Mitsubishi UFJ Financial Group Inc. ADR	19,937,000	93,903
	First Citizens BancShares Inc. Class A	101,058	83,082
[1]	Corebridge Financial Inc.	2,694,200	61,077
	Equitable Holdings Inc.	1,842,040	56,403
	NatWest Group plc	19,290,743	51,956
	State Street Corp.	665,188	49,224
*	ING Groep NV	4,579,533	45,061
	China Construction Bank Corp. Class H	51,864,000	27,524
	Sumitomo Mitsui Financial Group Inc.	963,900	27,068
			8,366,812
Health Care (16.8%)
	Medtronic plc	11,626,297	1,015,441
	Johnson & Johnson	5,154,289	896,692
	UnitedHealth Group Inc.	1,371,817	761,564
	Elevance Health Inc.	1,364,638	746,143
	Danaher Corp.	2,658,310	669,017
	HCA Healthcare Inc.	2,728,700	593,410
	Cigna Corp.	1,796,273	580,304
	Thermo Fisher Scientific Inc.	804,094	413,280
	Humana Inc.	709,041	395,702
*	Boston Scientific Corp.	6,849,195	295,269
	Amgen Inc.	1,075,000	290,626
	Merck & Co. Inc.	2,560,600	259,133
	Roche Holding AG	776,049	257,492
*	IQVIA Holdings Inc.	976,253	204,691
	Zoetis Inc.	1,252,953	188,920
[1]	Alcon Inc.	2,970,800	180,268
	CVS Health Corp.	1,686,300	159,693
*	Centene Corp.	1,671,888	142,328
*	Vertex Pharmaceuticals Inc.	293,475	91,564
	Novartis AG ADR	1,059,800	85,981
	AbbVie Inc.	544,967	79,783
	Zimmer Biomet Holdings Inc.	676,708	76,705
	Sanofi ADR	1,371,691	59,298
	Gsk plc Spon ADR	1,567,915	52,008
			8,495,312
		Shares	Market Value• ($000)
Industrials (9.9%)
	Honeywell International Inc.	4,087,166	833,864
	General Electric Co.	8,369,545	651,234
	Northrop Grumman Corp.	990,800	543,959
	Norfolk Southern Corp.	1,356,930	309,475
	Parker-Hannifin Corp.	979,000	284,517
	Waste Management Inc.	1,740,801	275,691
	FedEx Corp.	1,719,390	275,584
	Xylem Inc.	2,400,000	245,832
	General Dynamics Corp.	902,000	225,320
	Cummins Inc.	648,372	158,533
	CNH Industrial NV	12,026,699	155,626
	Caterpillar Inc.	709,795	153,642
	Oshkosh Corp.	1,690,000	148,720
	HEICO Corp.	900,618	146,477
*	Boeing Co.	895,000	127,546
	Raytheon Technologies Corp.	1,291,800	122,489
	PACCAR Inc.	1,127,320	109,158
*	Southwest Airlines Co.	2,264,289	82,307
*	Daimler Truck Holding AG	2,948,514	78,644
*	Fluor Corp.	1,403,385	42,466
*	Siemens AG (Registered)	193,374	21,118
			4,992,202
Information Technology (19.1%)
	Microsoft Corp.	10,646,349	2,471,337
	Apple Inc.	3,764,348	577,225
	Visa Inc. Class A	2,753,270	570,367
*	Adobe Inc.	1,419,958	452,257
	Micron Technology Inc.	8,303,923	449,242
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	6,298,485	387,672
	Analog Devices Inc.	2,497,904	356,251
	Samsung Electronics Co. Ltd.	8,514,100	354,356
	Oracle Corp.	4,459,525	348,155
*	Salesforce Inc.	1,760,918	286,308
	Cisco Systems Inc.	6,169,732	280,291
*	F5 Inc.	1,868,200	266,984
*	Workday Inc. Class A	1,673,500	260,765
	Amphenol Corp. Class A	3,379,368	256,257
*	Autodesk Inc.	1,170,000	250,731
	Microchip Technology Inc.	4,061,000	250,726
	QUALCOMM Inc.	2,036,500	239,615
*	ANSYS Inc.	1,025,000	226,689
	Applied Materials Inc.	2,490,549	219,891
	Accenture plc Class A	768,526	218,184
*	PayPal Holdings Inc.	2,181,523	182,332
	TE Connectivity Ltd.	961,966	117,581
	Telefonaktiebolaget LM Ericsson ADR	19,799,680	110,284
	Corning Inc.	3,410,551	109,717
	Cognex Corp.	1,632,092	75,452
*	Fiserv Inc.	648,800	66,658
*	Western Digital Corp.	1,765,936	60,695
	Cognizant Technology Solutions Corp. Class A	937,900	58,384

11

Windsor II Fund
		Shares	Market Value• ($000)
	Seagate Technology Holdings plc	1,149,198	57,069
*	Lam Research Corp.	123,521	49,999
			9,611,474
Materials (2.9%)
	Corteva Inc.	6,529,000	426,605
	Martin Marietta Materials Inc.	731,000	245,601
	RPM International Inc.	2,399,000	226,873
	Ecolab Inc.	1,293,000	203,092
	Avery Dennison Corp.	1,052,268	178,412
	Olin Corp.	2,815,600	149,086
	International Paper Co.	1,016,629	34,169
			1,463,838
Other (0.9%)
	SPDR S&P 500 ETF Trust	1,236,073	477,384
Real Estate (1.5%)
	Prologis Inc.	3,627,981	401,799
	Crown Castle Inc.	1,560,000	207,886
	Equity LifeStyle Properties Inc.	2,142,000	137,002
			746,687
Utilities (1.5%)
	PPL Corp.	9,803,515	259,695
	Atmos Energy Corp.	2,332,700	248,549
	Xcel Energy Inc.	3,713,100	241,760
			750,004
Total Common Stocks (Cost $36,044,116)			48,578,412
		Shares	Market Value• ($000)
Temporary Cash Investments (3.5%)
Money Market Fund (3.5%)
[2,3]	Vanguard Market Liquidity Fund, 3.117% (Cost $1,750,028)	17,506,403	1,750,290
Total Investments (99.8%) (Cost $37,794,144)			50,328,702
Other Assets and Liabilities—Net (0.2%)			94,969
Net Assets (100%)			50,423,671
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,496,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $11,123,000 was received for securities on loan.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	2,125	412,569	25,875

See accompanying Notes, which are an integral part of the Financial Statements.
12

Windsor II Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $36,044,116)	48,578,412
Affiliated Issuers (Cost $1,750,028)	1,750,290
Total Investments in Securities	50,328,702
Investment in Vanguard	1,854
Cash Collateral Pledged—Futures Contracts	22,100
Receivables for Investment Securities Sold	90,302
Receivables for Accrued Income	47,278
Receivables for Capital Shares Issued	8,646
Total Assets	50,498,882
Liabilities
Due to Custodian	5,907
Payables for Investment Securities Purchased	15,234
Collateral for Securities on Loan	11,123
Payables to Investment Advisor	14,823
Payables for Capital Shares Redeemed	21,565
Payables to Vanguard	3,434
Variation Margin Payable—Futures Contracts	3,125
Total Liabilities	75,211
Net Assets	50,423,671
1 Includes $10,496 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	34,991,703
Total Distributable Earnings (Loss)	15,431,968
Net Assets	50,423,671

Investor Shares—Net Assets
Applicable to 272,827,126 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,747,063
Net Asset Value Per Share—Investor Shares	$39.39

Admiral Shares—Net Assets
Applicable to 567,700,096 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,676,608
Net Asset Value Per Share—Admiral Shares	$69.89

See accompanying Notes, which are an integral part of the Financial Statements.
13

Windsor II Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	925,596
Interest[2]	20,018
Securities Lending—Net	1,351
Total Income	946,965
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,897
Performance Adjustment	(4,131)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	25,163
Management and Administrative—Admiral Shares	58,329
Marketing and Distribution—Investor Shares	709
Marketing and Distribution—Admiral Shares	1,451
Custodian Fees	561
Auditing Fees	42
Shareholders’ Reports—Investor Shares	462
Shareholders’ Reports—Admiral Shares	182
Trustees’ Fees and Expenses	21
Other Expenses	80
Total Expenses	151,766
Expenses Paid Indirectly	(49)
Net Expenses	151,717
Net Investment Income	795,248
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,926,827
Futures Contracts	(129,080)
Foreign Currencies	(999)
Realized Net Gain (Loss)	2,796,748
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	(10,648,310)
Futures Contracts	4,468
Foreign Currencies	(714)
Change in Unrealized Appreciation (Depreciation)	(10,644,556)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,052,560)
1	Dividends are net of foreign withholding taxes of $17,265,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $19,903,000, ($550,000), $47,000, and $109,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Windsor II Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	795,248	657,953
Realized Net Gain (Loss)	2,796,748	4,007,994
Change in Unrealized Appreciation (Depreciation)	(10,644,556)	15,751,779
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,052,560)	20,417,726
Distributions
Investor Shares	(1,012,782)	(877,466)
Admiral Shares	(3,567,050)	(2,558,212)
Total Distributions	(4,579,832)	(3,435,678)
Capital Share Transactions
Investor Shares	(437,223)	(1,563,435)
Admiral Shares	1,926,529	3,159,805
Net Increase (Decrease) from Capital Share Transactions	1,489,306	1,596,370
Total Increase (Decrease)	(10,143,086)	18,578,418
Net Assets
Beginning of Period	60,566,757	41,988,339
End of Period	50,423,671	60,566,757

See accompanying Notes, which are an integral part of the Financial Statements.
15

Windsor II Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$48.48	$34.85	$37.22	$37.39	$38.81
Investment Operations
Net Investment Income[1]	.585	.502	.551	.775	.783
Net Realized and Unrealized Gain (Loss) on Investments	(6.039)	15.971	.607	2.628	.950
Total from Investment Operations	(5.454)	16.473	1.158	3.403	1.733
Distributions
Dividends from Net Investment Income	(.566)	(.516)	(.635)	(.844)	(.740)
Distributions from Realized Capital Gains	(3.070)	(2.327)	(2.893)	(2.729)	(2.413)
Total Distributions	(3.636)	(2.843)	(3.528)	(3.573)	(3.153)
Net Asset Value, End of Period	$39.39	$48.48	$34.85	$37.22	$37.39
Total Return[2]	-11.93%	49.42%	2.93%	10.82%	4.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,747	$13,734	$10,997	$12,119	$12,061
Ratio of Total Expenses to Average Net Assets[3]	0.34%[4]	0.34%	0.34%	0.33%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.38%	1.15%	1.61%	2.20%	2.04%
Portfolio Turnover Rate	18%	20%	61%	32%	29%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.00%), (0.01%), (0.03%), and (0.03%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Windsor II Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$86.03	$61.84	$66.06	$66.35	$68.88
Investment Operations
Net Investment Income[1]	1.098	.950	1.027	1.426	1.443
Net Realized and Unrealized Gain (Loss) on Investments	(10.716)	28.341	1.065	4.675	1.682
Total from Investment Operations	(9.618)	29.291	2.092	6.101	3.125
Distributions
Dividends from Net Investment Income	(1.074)	(.972)	(1.178)	(1.547)	(1.371)
Distributions from Realized Capital Gains	(5.448)	(4.129)	(5.134)	(4.844)	(4.284)
Total Distributions	(6.522)	(5.101)	(6.312)	(6.391)	(5.655)
Net Asset Value, End of Period	$69.89	$86.03	$61.84	$66.06	$66.35
Total Return[2]	-11.86%	49.55%	3.00%	10.93%	4.52%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,677	$46,833	$30,992	$34,022	$34,126
Ratio of Total Expenses to Average Net Assets[3]	0.26%[4]	0.26%	0.26%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.46%	1.22%	1.69%	2.28%	2.12%
Portfolio Turnover Rate	18%	20%	61%	32%	29%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.00%), (0.01%), (0.03%), and (0.03%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.26%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Windsor II Fund
Notes to Financial Statements
Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The
18

Windsor II Fund
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its
19

Windsor II Fund
borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Lazard Asset Management LLC, Hotchkis & Wiley Capital Management, LLC, Sanders Capital, LLC, and Aristotle Capital Management, LLC, each provide
20

Windsor II Fund
investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis & Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years. The basic fee of Aristotle Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the S&P 500 Index since January 31, 2020.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.12% of the fund’s average net assets, before a net decrease of $4,131,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,854,000, representing less than 0.01% of the fund’s net assets and 0.74% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2022, these arrangements reduced the fund’s expenses by $49,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
21

Windsor II Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	46,979,710	1,598,702	—	48,578,412
Temporary Cash Investments	1,750,290	—	—	1,750,290
Total	48,730,000	1,598,702	—	50,328,702
Derivative Financial Instruments
Assets
Futures Contracts[1]	25,875	—	—	25,875
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	150,407
Total Distributable Earnings (Loss)	(150,407)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	263,505
Undistributed Long-Term Gains	2,674,577
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	12,493,886
22

Windsor II Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,414,463	781,945
Long-Term Capital Gains	3,165,369	2,653,733
Total	4,579,832	3,435,678
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	37,834,352
Gross Unrealized Appreciation	15,329,566
Gross Unrealized Depreciation	(2,835,216)
Net Unrealized Appreciation (Depreciation)	12,494,350
G.	During the year ended October 31, 2022, the fund purchased $9,760,828,000 of investment securities and sold $11,387,249,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	594,292	13,465	823,222	18,805
Issued in Lieu of Cash Distributions	986,376	22,623	856,941	22,227
Redeemed	(2,017,891)	(46,545)	(3,243,598)	(73,302)
Net Increase (Decrease)—Investor Shares	(437,223)	(10,457)	(1,563,435)	(32,270)
Admiral Shares
Issued	2,903,794	37,328	4,997,051	63,663
Issued in Lieu of Cash Distributions	3,344,538	43,301	2,400,086	35,053
Redeemed	(4,321,803)	(57,306)	(4,237,332)	(55,504)
Net Increase (Decrease)—Admiral Shares	1,926,529	23,323	3,159,805	43,212
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor II Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Windsor II Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Tax information (unaudited)
For corporate shareholders, 84.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $890,042,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $5,826,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $3,315,403,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q730 122022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2022: $82,000
Fiscal Year Ended October 31, 2021: $92,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2022: $10,494,508
Fiscal Year Ended October 31, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)          Audit-Related Fees.

Fiscal Year Ended October 31, 2022: $2,757,764
Fiscal Year Ended October 31, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)          Tax Fees.

Fiscal Year Ended October 31, 2022: $5,202,689
Fiscal Year Ended October 31, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)          All Other Fees.

Fiscal Year Ended October 31, 2022: $298,000
Fiscal Year Ended October 31, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)          (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)         Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2022: $5,500,689
Fiscal Year Ended October 31, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)          For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 19, 2022

VANGUARD WINDSOR FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 19, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.